UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2020

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 488 8th Avenue San Diego, California 92101 (619) 696-2000	33-0732627

1-01402	SOUTHERN CALIFORNIA GAS COMPANY (A California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Energy:
Sempra Energy Common Stock, without par value	SRE	NYSE
Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A, $100 liquidation preference	SRE.PRA	NYSE
Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SRE.PRB	NYSE
Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	NYSE
Southern California Gas Company:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).

Emerging growth company
Sempra Energy	☐
Southern California Gas Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	☐
Southern California Gas Company	☐

Item 8.01	Other Events.
On September 21, 2020, Southern California Gas Company (the “Company”), an indirect subsidiary of Sempra Energy, closed its previously announced public offering and sale of $300,000,000 aggregate principal amount of its Floating Rate Notes due 2023 (the “Notes”) with proceeds to the Company (after deducting the underwriting discount but before the Company’s other expenses estimated at approximately $800,000) of 99.650% of the aggregate principal amount of the Notes. The sale of the Notes was registered under the Company’s Registration Statement on Form
S-3
(File
No. 333-237770).
The Notes were issued pursuant to a Senior Indenture dated as of September 21, 2020, which is filed herewith as Exhibit 4.1, and an Officers’ Certificate of the Company dated as of September 21, 2020, which is filed herewith as Exhibit 4.2 and includes the form of Note. The Notes will mature on September 14, 2023. The Notes will bear interest at a per annum rate equal to the 3 Month LIBOR Rate (as defined in the Notes), reset quarterly as described in the Notes, plus 35 basis points, subject to the provisions in the Notes pursuant to which the interest rate on the Notes will be determined by reference to a different base rate than the 3 Month LIBOR Rate if the Company or its Designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date (as such terms are defined in the Notes) have occurred. Interest on the Notes will accrue from September 21, 2020 and is payable quarterly in arrears on March 14, June 14, September 14 and December 14 of each year, beginning on December 14, 2020 (subject to possible adjustment of such interest payment dates as described in the Notes), and at maturity. On and after March 14, 2021, the Company may, at its option, redeem the Notes at any time in whole or from time to time in part at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the Notes being redeemed to the redemption date.
The foregoing description of some of the terms of the Notes is not complete and is qualified in its entirety by the form of Note, the Officers’ Certificate and the Senior Indenture, which are filed as exhibits herewith and are incorporated herein by reference. Further information regarding the sale of the Notes is contained in the Underwriting Agreement, dated September 14, 2020, which is filed as Exhibit 1.1 to the Company’s Current Report on Form
8-K
filed with the U.S. Securities and Exchange Commission on September 17, 2020.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits

Exhibit Number	Description of Exhibit

4.1	Senior Indenture, dated as of September 21, 2020, between Southern California Gas Company and U.S. Bank National Association, as trustee.

4.2	Officers’ Certificate of Southern California Gas Company, including the form of its Floating Rate Note due 2023.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY

Date: September 21, 2020	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY

Date: September 21, 2020	By: /s/ Mia L. DeMontigny
Mia L. DeMontigny Vice President, Controller, Chief Financial Officer, Chief Accounting Officer and Treasurer